UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): April 30, 2001

                      Restaurant Teams International, Inc.
             (Exact name of registrant as specified in its charter)


    State of Texas                    001-13559                  75-2337102
------------------------         ---------------------       -------------------
(State of incorporation)         (Commission File No.)        (IRS Employer
                                                             Identification No.)


                                   P.O. Box 5310
                               Longview, Texas 75608
                 --------------------------------------------------
                 (Address of principal executive offices) (Zip code)

                          911 N.W. Loop 281, Suite 111
                              Longview, Texas 75604
               ------------------------------------------------------
               (Former name of address, if changed since last report)

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

At a meeting held on July 27, 2001, the Board of Directors of the Company approved the engagement of Killman, Murrell, & Company, P.C., a regional firm which specializes in SEC work, as its independent auditors for the fiscal year ending December 31, 2000 to replace the firm of Hein & Associates, LLP. The audit committee of the Board of Directors approved the change in auditors on the same date.

The change was made due to the desire of management to reduce costs in an effort to return the company to profitability.

The report of Hein & Associates LLP on the Company's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 1999, and in the subsequent interim period, there were no disagreements with Hein & Assoicates LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hein & Associates LLP would have caused Hein & Associates LLP to make reference to the matter in their report.

The Company has requested Hein & Associates LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 27, 2001 is filed as Exhibit 1 to this Form 8-K, as required by Item 304 (a) (3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         None

(b)      Pro Forma Financial Information

         None

(c)      Exhibits

         16.1 Letter re change in Certifying Accountant.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Restaurant Teams International, Inc.


Date: July 30, 2001                         By:   /s/ Stanley L. Swanson
                                                ------------------------
                                                Stanley L. Swanson
                                                Chief Executive Officer
                                                (Signature)

Date: July 30, 2001                         By:   /s/ Curtis A. Swanson
                                                -----------------------
                                                Curtis A. Swanson
                                                Chief Financial Officer
                                                (Signature)

                               INDEX TO EXHIBITS

         Exhibit No.                                          Description

16.1     Letter re change in Certifying Accountant